UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 10, 2018

LEO HOLDINGS CORP.

(Exact Name of Registrant as Specified in Charter)

Cayman Islands	001-38393	98-1399727
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

21 Grosvenor Place London	SW1X 7HF
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: +44 20 7201 2200

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 3.01. NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD.

On October 3, 2018, Leo Holdings Corp. (the “Company”) received notice from the New York Stock Exchange (the “NYSE”) that it was not currently in compliance with the requirement of Section 802.01B of the New York Stock Exchange Listed Company Manual (the “Manual”) that the Company’s Class A ordinary shares be held by a minimum of 300 public shareholders.

Pursuant to such notice, the Company is subject to the procedures set forth in Sections 801 and 802 of the Manual and must submit a business plan that demonstrates how the Company expects to return to compliance with the minimum public shareholders requirement within 18 months of receipt of the notice. The Company anticipates that it will satisfy this listing requirement within such time period once it locates a target business with which to consummate an initial business combination.

The notice and procedures described above have no effect on the listing of the Company’s securities at this time, and the Company intends to submit a plan to regain compliance as required by the rules of the NYSE.

ITEM 7.01. REGULATION FD DISCLOSURE.

On October 10, 2018, the Company issued a press release entitled “Leo Holdings Corp. Receives Non-Compliance Notice from NYSE,” which is attached as Exhibit 99.1.

The information in this Item 7.01 and the document attached as Exhibit 99.1 are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), nor otherwise subject to the liabilities of that section, nor incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Forward-Looking Statements

This Form 8-K includes forward-looking statements that involve risks and uncertainties. Forward-looking statements are statements that are not historical facts. Such forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ from the forward-looking statements. The Company expressly disclaims any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with respect thereto or any change in events, conditions or circumstances on which any statement is based.

ITEM 9.01.	FINANCIAL STATEMENT AND EXHIBITS.

(d) Exhibits:

Exhibit	Description

Exhibit 99.1	Press Release dated October 10, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 10, 2018		LEO HOLDINGS CORP.

	By:	/s/ Lyndon Lea
Name: Lyndon Lea
Title: Chief Executive Officer